Exhibit 8.1 Schedule of subsidiaries

COMPANY NAME	COUNTRY OF REGISTRATION
Aviva Financial Services LLC	Russia
20 Gracechurch (General Partner) Limited	United Kingdom
A.G.S. Customer Services (India) Private Limited (AGSCS)	India
A.G.S. Lanka (Pvt) Limited (AGSL)	Sri Lanka
AAV Broker de Pensii Private SRL	Romania
ABN AMRO Assuradeuren NV	Netherlands
ABN AMRO Levensversekering NV	Netherlands
ABN AMRO Schadeverzekering NV	Netherlands
ABN AMRO Verzekeringen NV	Netherlands
ACM Investors, L.L.C.	USA
Actis China Investment Company Limited	Mauritius
Adepa Partipacoes Limitada	Brazil
AFER-SFER SICAV	France
Agents 3A SNC	France
Ahorro Andaluz, Entidad Gestora de Fondos de Pensiones	Spain
Airport Property GP (No.2) Limited	United Kingdom
Alhambra Barnsley Limited	Jersey
Alhambra One Limited	United Kingdom
Alhambra Two Limited	United Kingdom
American Investors Sales Group, Inc.	USA
Ameritas Investment Corp.	USA
AmerUs Land Development, Inc.	USA
Amstelhuys NV	Netherlands
Amsterdamse Beleggings Associatie BV	Netherlands
Anna Livia Properties Ltd	Ireland
Antarius	France
APIA Nominee 1 Limited	United Kingdom
APIA Nominee 2 Limited	United Kingdom
Apia Regional Office Fund (General Partner) Limited	England
Apia Regional Office Fund (No.1) Limited	United Kingdom
Arcolex NV	Netherlands Antilles
Area Life International Assurance Limited	Ireland
Ark Life Assurance Company Limited	Ireland
Aseguradora Valenciana SA, de Seguros y Reaseguros (Aseval)	Spain
Ashford Investor (General Partner) Ltd.	United Kingdom
Ashford Investor (Partnership Trustco) Ltd.	United Kingdom
Ashley Centre One Limited	United Kingdom
Ashley Centre Two Limited	United Kingdom
Ashley Epsom Limited	Jersey
Ashtenne Industrial (General Partner) Limited	United Kingdom
Ashtenne Industrial Fund Nominee No. 1 Limited	United Kingdom
Ashtenne Industrial Fund Nominee No. 2 Limited	United Kingdom
Assets & Real Estate Holding NV	Netherlands
Assureweb Limited	United Kingdom
Avipop Assicurazioni SpA	Italy
Avipop Vita SpA	Italy
Aviva Annuity UK Limited	United Kingdom
Aviva Asia Pte Ltd.	Singapore
Aviva Asigurari de Viata SA	Romania
Aviva Asset Management Limited	United Kingdom
Aviva Assicurazioni SpA	Italy
Aviva Assicurazioni Vita SpA	Italy

COMPANY NAME	COUNTRY OF REGISTRATION
Aviva Assignment Corporation	USA
Aviva Assurances SA	France
Aviva Brands Ireland Limited	Ireland
Aviva Canada Inc.	Canada
Aviva Central Services UK Limited	United Kingdom
Aviva Commercial Finance Limited	United Kingdom
Aviva Company Secretarial Services Limited	United Kingdom
Aviva Consumer Products UK Limited	United Kingdom
Aviva Convertibles SICAV	France
Aviva Credit Services UK Limited	United Kingdom
Aviva Deposits UK Limited	United Kingdom
Aviva Developpement SICAV	France
Aviva Director Services Limited	United Kingdom
Aviva Diversifié SICAV	France
Aviva Domains Limited	United Kingdom
Aviva Eletbiztosito Zartkoruen Mukodo Resvenytarsasag	Hungary
Aviva Employment Services Limited	United Kingdom
Aviva Equity Release UK Limited	United Kingdom
Aviva Europe SE	Ireland
Aviva Europe SICAV	France
Aviva Financial Services Limited	United Kingdom
Aviva France SA	France
Aviva Gestión de Inversiones	Spain
Aviva Gestion S.G.I.I.C SA (Sociedad Unipersonal)	Spain
Aviva Global Services (Management Services) Private Limited (AGSMS)	Singapore
Aviva Group Holdings Limited	United Kingdom
Aviva Grupo Corporativo S.L. (Sociedad Unipersonal)	Spain
Aviva Health UK limited	United Kingdom
Aviva Holdings (France) Limited	United Kingdom
Aviva Holdings CED II (Luxembourg) Sarl	Luxembourg
Aviva Insurance Company of Canada	Canada
Aviva Insurance Limited	Scotland
Aviva Insurance Services UK Limited	United Kingdom
Aviva Insurance UK Limited	United Kingdom
Aviva International Holdings Limited	United Kingdom
Aviva International Insurance Limited	United Kingdom
AVIVA INVESTISSEMENTS SAS	France
Aviva Investment Advisory Services Private Limited	India
Aviva Investors (FP) Limited	United Kingdom
Aviva investors (GP) Scotland Limited	Scotland
Aviva Investors Asia Pte. Ltd	Singapore
Aviva Investors Australia Limited	Australia
Aviva Investors Canada Inc.	Canada
Aviva Investors Channel Islands Ltd.	Guernsey
Aviva Investors Employment Services Ltd	United Kingdom
Aviva Investors France S.A.	France
Aviva Investors Fund Services Ltd	United Kingdom
Aviva Investors Global Services Ltd	United Kingdom
Aviva Investors Group Holdings Limited	United Kingdom
Aviva Investors Holdings Ltd	United Kingdom
Aviva Investors Ireland Holdings Limited	Ireland
Aviva Investors Ireland Limited	Ireland
Aviva Investors Jersey Nominee Limited	Jersey
Aviva Investors Jersey Unit Trusts Management Ltd	Jersey
Aviva Investors Lion Limited	United Kingdom
Aviva Investors London Ltd	United Kingdom

365
Aviva plc Annual Report on Form 20-F 2009	Exhibits continued

Exhibit 8.1 Schedule of subsidiaries continued

COMPANY NAME	COUNTRY OF REGISTRATION
Aviva Investors Luxembourg	Luxembourg
Aviva Investors Mercure SICAV	France
Aviva Investors North America Inc.	USA
Aviva Investors Pensions Ltd	United Kingdom
Aviva Investors Poland SA	Poland
Aviva Investors Poland Towerzystwo Funduszy Inwestysyjnych S.A.	Poland
Aviva Investors Property Developments Limited	United Kingdom
Aviva Investors Property Fund Management Limited	United Kingdom
Aviva Investors Real Estate France SA	France
Aviva Investors Real Estate Ltd	United Kingdom
Aviva Investors UK Fund Services Limited	United Kingdom
Aviva Investors UK Funds Limited	United Kingdom
Aviva Investors UK Real Estate Recovery (General Partner) Limited	United Kingdom
Aviva Italia Holding SpA	Italy
Aviva Italia SpA	Italy
Aviva Life & Pensions Europe S.E.	Ireland
Aviva Life & Pensions UK Limited	United Kingdom
Aviva Life and Annuity Company	USA
Aviva Life and Annuity Company of New York	USA
Aviva Life Holdings UK Limited	United Kingdom
Aviva Life Insurance Company India Limited	India
Aviva Life Insurance Company Ltd.	Hong Kong
Aviva Life International Limited	Ireland
Aviva Life RBS JV UK Limited	United Kingdom
Aviva Life Re Limited	Ireland
Aviva Life Services UK Limited	United Kingdom
Aviva Life SpA	Italy
Aviva London Assignment Corporation	USA
Aviva Ltd.	Singapore
Aviva Multi-Strategy Fund plc	Ireland
Aviva NDB Finance Lanka (Private) Limited (ANFL)	Sri Lanka
Aviva Nominees UK Limited	United Kingdom
Aviva Oblig International SICAV	France
Aviva Oblirea SICAV	France
Aviva Occupational Health UK Limited	England
Aviva Ocean Racing Limited	United Kingdom
Aviva Overseas Holdings Limited	United Kingdom
Aviva Participations SA	France
Aviva Patrimoine SICAV	France
Aviva Pension Trustees UK Limited	United Kingdom
Aviva plc	United Kingdom
Aviva Portfolio Investment Service Ltd	Hong Kong
Aviva Powszechne Towarzystwo Emerytalne Aviva BZ WBK S.A.	Poland
Aviva Previdenza S.p.A	Italy
Aviva Re Limited	Bermuda
Aviva Re USA II, Inc.	USA
Aviva Re USA, Inc.	USA
Aviva Real Property Holdings, LLC	USA
Aviva Regional Operating Headquarters & Customer Services (Pvt) Ltd (AROH)	Sri Lanka
Aviva Risk Management Solutions UK Limited	United Kingdom
Aviva Securite Europe SICAV	France
Aviva Securities, LLC	USA

COMPANY NAME	COUNTRY OF REGISTRATION
Aviva Share Account Limited	United Kingdom
Aviva Sigorta AS	Turkey
Aviva Solutions SAS	France
Aviva Sp. z.o.o.	Poland
Aviva SpA	Italy
Aviva Staff Pension Trustee Limited	United Kingdom
Aviva Towarzystwo Ubezpieczen na Zycie S.A.	Poland
Aviva Towarzystwo Ubezpieczen Ogolnych S.A.	Poland
Aviva Trust Company Channel Islands Limited	Jersey
Aviva Trustee Company Ireland Limited	Ireland
Aviva UK Limited	United Kingdom
Aviva UKGI Investments Limited	United Kingdom
Aviva USA Corporation	USA
Aviva Valeurs Française SICAV	France
Aviva Valeurs Immobilieres SICAV	France
Aviva Valores AV SA (Sociedad Unipersonal)	Spain
Aviva Vida y Pensiones S.A. de seguros y reaseguros (Sociedad Unipersonal)	Spain
Aviva Vie SA	France
Aviva Vita SpA	Italy
Aviva Wrap Group UK Limited	United Kingdom
Aviva Wrap UK Limited	United Kingdom
Aviva zivotni pojist’ovna a.s.	Czech Republic
Aviva-COFCO Life Insurance Company Ltd	China
AvivaSA Emeklilik ve Hayat A.S.	Turkey
Avvia Central Services UK Limited	United Kingdom
AYLESBURY ONE LTD	United Kingdom
AYLESBURY TWO LTD	United Kingdom
Banca Network Investimenti SpA	Italy
Barwell Business Park Nominee Ltd.	United Kingdom
Bay-Mill Speciality Insurance Adjusters Inc	Canada
Betelgeuse (SICAV)	France
Beveridge Insurance Brokers Ltd.	Canada
Bluecycle.com Limited	United Kingdom
Blueprint (General Partner) Limited	England
Blueprint (Nominees) Limited	United Kingdom
BMG (Livingston) General Partner Limited	United Kingdom
BMG (Mansfield) General Partner Limited	United Kingdom
BMG (Mansfield) Limited	United Kingdom
BMG (York) General Partner Limited	United Kingdom
BMG (York) Limited	United Kingdom
BMG (York) Partnership Trustco Limited	United Kingdom
Breggeman Beheer Nederland BV	Netherlands
Breggeman Groep Advies BV	Netherlands
Breggeman Groep Adviseurs Nederland BV	Netherlands
Breggeman Groep Marketing Nederland BV	Netherlands
Breggeman Groep Zakelijke Markt BV	Netherlands
Bridgend (General Partner) Limited	United Kingdom
Bridgend (Partnership Trustco) Limited	United Kingdom
BRIDGEWATER WINDSCREENS LIMITED	England
Broadwell Oldbury Limited	Jersey
Brokers International Ltd.	USA
Building A Future (Newham Schools) Limited	United Kingdom

366
Aviva plc Annual Report on Form 20-F 2009	Exhibits continued

Exhibit 8.1 Schedule of subsidiaries continued

COMPANY NAME	COUNTRY OF REGISTRATION
BVE Beratungsgesellschaft fur Versorgungseinrichtungen mbH	Germany
BZ WBK – Aviva Towarzystwo Ubezpieczen na Zycie SA	Poland
BZ WBK – Aviva Towarzystwo Ubezpieczen Ogolnych SA	Poland
Caja Espana Vida, Compania de Seguros y Reaseguros	Spain
Caja Granada Vida, de Seguros y Reaseguros, SA.	Spain
Caja Murcia Vida y Pensiones, de Seguros y Reaseguros S.A.	Spain
California Advanced Planning, Inc.	USA
Cambridge Retail Park (Nominee No.2) Limited	Jersey
Cambridge Retail Park (Nominee) Limited	Jersey
Cambridge Close Aylesbury Limited	Jersey
Cambridge Retail Park (GP) Ltd	Jersey
Cardiff Bay (CPS) Limited	United Kingdom
Cardiff Bay GP Limited	United Kingdom
Cardiff Bay Nominee 1 Ltd	United Kingdom
Cardiff Bay Nominee 2 Ltd	United Kingdom
Centaurus CER (Aviva Investors) Sarl	Luxembourg
Centralife Annuities Service, Inc.	USA
CGNU Life Assurance Ltd.	United Kingdom
CGU (ROI) Pension Trustee Limited	Ireland
CGU Bonus Limited	United Kingdom
CGU Canada Services Ltd.	Canada
CGU Group BV	Netherlands
CGU International Holdings BV	Netherlands
CGU Project Services Private Limited	India
CGU Romania Holdings SRL	Romania
CGU Underwriting Limited	United Kingdom
Cheshire Oaks (General Partner) Limited	United Kingdom
Cheshire Oaks (Partnership Trustco) Limited	United Kingdom
CIMB Aviva Assurance Berhad	Malaysia
CIMB Aviva Takaful Berhad	Malaysia
Closed Joint Stock Insurance Company Aviva (Zao)	Russia
Colnbrook General Partner Limited	United Kingdom
Colnbrook Nominee Limited	United Kingdom
Commercial Union Capital Limited	United Kingdom
Commercial Union Corporate Member Limited	United Kingdom
Commercial Union do Brasil Representacoes Limitada	Brazil
Commercial Union Finance BV	Netherlands
Commercial Union Life Assurance Company Ltd.	United Kingdom
Commercial Union Nominee Holdings Limited	United Kingdom
Commercial Union Trustees Limited	United Kingdom
Cornerford Limited	United Kingdom
Courcelles-Jost SAS	France
Creative Marketing International Corporation	USA
Croissance Immo SCPI	France
Croissance Pierre 2 SA	France
Croissance Pierre SCI	France
Curelife Limited	Bermuda

COMPANY NAME	COUNTRY OF REGISTRATION
CXG Aviva Corporación CaixaGalicia de Seguros y Reaseguros, S.A.	Spain
Cyret Investments II BV	Netherlands
Cyrte Investments BV	Netherlands
Cyrte Investments GP I BV	Netherlands
Cyrte Investments GP III BV	Netherlands
Czar Management Limited	Ireland
Da Vinci Groep BV	Netherlands
Daedalus Fund plc	Ireland
Daedalus Structured Finance Opportunity Company	Ireland
DAS Holding NV	Netherlands
Dasym Investments I BV	Netherlands
Dasym Investments IV BV	Netherlands
Dasym Investments Strategies BV	Netherlands
Dasym Investments V BV	Netherlands
Dasym Investments VI BV	Netherlands
Dellvom BV	Netherlands
Delta Deelnemingen Fonds NV	Netherlands
Delta Lloyd 1 aandeel Belgie BV	Netherlands
Delta Lloyd 2000 NV	Belgium
Delta Lloyd ABN AMRO Verzekeringen Holding BV	Netherlands
Delta Lloyd Anlagemanagement GmbH	Germany
Delta Lloyd Antillen NV	Dutch Antilles
Delta Lloyd Asset Management NV	Netherlands
Delta Lloyd Asset Management Vertriebs GmbH	Germany
Delta Lloyd Bank N.V.	Netherlands
Delta Lloyd Bankengroep NV	Netherlands
Delta Lloyd Bewaarder NV	Netherlands
Delta Lloyd Deutschland AG	Germany
Delta Lloyd Dollar Fonds NV	Netherlands
Delta Lloyd Donau Fonds NV	Netherlands
Delta Lloyd Dutch Property Fund Beheerend Vennoot BV	Netherlands
Delta Lloyd Euro Credit Fund NV	Netherlands
Delta Lloyd Europa Fonds N.V.	Netherlands
Delta Lloyd Europees Deelnemingen Fonds NV	Netherlands
Delta Lloyd Finanzpartner GmbH	Germany
Delta Lloyd Groep Particuliere Schadeverzekeringen NV	Netherlands
Delta Lloyd Groep Zorgverzekeringen BV	Netherlands
Delta Lloyd Herverzekeringsmaatschappij NV	Netherlands
Delta Lloyd Houdstermaatschappij Belgie BV	Netherlands
Delta Lloyd Houdstermaatschappij Verzekeringen NV	Netherlands
Delta Lloyd Investment Fund NV	Netherlands
Delta Lloyd Lebensversicherung AG	Germany
Delta Lloyd Levensverzekering NV	Netherlands
Delta Lloyd Life Invest NV	Belgium
Delta Lloyd Life NV	Belgium
Delta Lloyd Management Company	Luxembourg
Delta Lloyd Mix Fonds NV	Netherlands
Delta Lloyd Nederland Fonds NV	Netherlands
Delta Lloyd NV	Netherlands
Delta Lloyd Pensionskasse AG	Germany
Delta Lloyd Private Equity 2007 BV	Netherlands
Delta Lloyd Private Equity America 2007 BV	Netherlands
Delta Lloyd Private Equity Fund 2007 NV	Netherlands
Delta Lloyd Real Estate Company S.à.r.l.	Luxembourg
Delta Lloyd Rente Fonds NV	Netherlands

367
Aviva plc Annual Report on Form 20-F 2009	Exhibits continued

Exhibit 8.1 Schedule of subsidiaries continued

COMPANY NAME	COUNTRY OF REGISTRATION
Delta Lloyd Schadeverzekering NV	Netherlands
Delta Lloyd Schadeverzekering Volmachtbedrijf BV	Netherlands
Delta Lloyd Select Dividend Fonds NV	Netherlands
Delta Lloyd Services BV	Netherlands
Delta Lloyd Treasury B.V.	Netherlands
Delta Lloyd Vastgoed Fonds Holding BV	Netherlands
Delta Lloyd Vastgoed Fonds Management B.V.	Netherlands
Delta Lloyd Vastgoed Fonds Nederland BV	Netherlands
Delta Lloyd Vastgoed Fonds NV	Netherlands
Delta Lloyd Vastgoed Kantoren B.V.	Netherlands
Delta Lloyd Vastgoed Leasing BV	Netherlands
Delta Lloyd Vastgoed Ontwikkeling B.V.	Netherlands
Delta Lloyd Vastgoed Participaties B.V.	Netherlands
Delta Lloyd Vastgoed Winkels B.V.	Netherlands
Delta Lloyd Vastgoed Woningen B.V.	Netherlands
Delta Lloyd Verzekeringen BV	Netherlands
Delta Lloyd Verzekeringen NV	Netherlands
DeltaFort Beleggingen I BV	Netherlands
Delva 17	Netherlands
Delva 3 BV	Netherlands
Delva 31 BV	Netherlands
Designer Retail Outlet Centres (General Partner) Ltd/The	United Kingdom
Designer Retail Outlet Centres (Livingstone) General Partner Limited/The	United Kingdom
Designer Retail Outlet Centres (Mansfield) General Partner Limited/The	United Kingdom
Designer Retail Outlet Centres (York) General Partner Limited/The	United Kingdom
Devon Nominees (No. 1) Limited	United Kingdom
Devon Nominees (No. 2) Limited	United Kingdom
Devon Nominees (No. 3) Limited	United Kingdom
DL Royalty BV	Netherlands
DLAM Holding BV	Netherlands
DLB Global Custody BV	Netherlands
dollarDex Investments Pte Ltd	Singapore
Eagle Insurance PLC	Sri Lanka
East Point Reinsurance Company of Hong Kong Limited	Hong Kong
Elite Insurance Company	Canada
Epargne Actuelle SA	France
EPI NU Sarl	Luxembourg
Erasmus Verzekeringen BV	Netherlands
ERW Vermogensverwaltungs GmbH	Germany
Eurofil SA	France
Eurolloyd NV	Belgium
Eurovita Assicurazioni SpA	Italy
Family First Insurance Services	USA
Fenelon-Rocroy SAS	France
Fidelity Life Assurance Ltd.	United Kingdom
Finoa srl	Italy
First-Aviva Life Insurance Co., Ltd	Taiwan
Flevo Deelnemigen Holding BV	Netherlands
Flevo Deelnemingen III BV	Netherlands
Flevo Deelnemingen IV BV	Netherlands
Flevo Deelnemingen V BV	Netherlands
Freestyle-Hypotheken Nederland BV	Netherlands
GA Life Property Ireland Ltd.	Ireland
Galleries Bristol Nominee No.2 Ltd./The	United Kingdom
Gary Steeves Insurance Ltd.	Canada

COMPANY NAME	COUNTRY OF REGISTRATION
General Accident Developments Limited	United Kingdom
General Accident Executor and Trustee Company Limited	United Kingdom
General Accident Insurance Company of South Africa Ltd.	South Africa
General Accident plc	United Kingdom
General Practice Finance Corporation Ltd./The	United Kingdom
Gresham Insurance Company Limited	England
Grey Panthers Limited	United Kingdom
Gries & Heissel Bankiers AG	Germany
Haje Nijverdal Beleggingen BV	Netherlands
Hamburger Lebensversicherung AG	Germany
Hamilton Insurance Company Limited	United Kingdom
Hamilton Life Assurance Company Limited	United Kingdom
Hand in Hand Insurance Services Limited	United Kingdom
Heidi Car (UK) Limited	England
Hemel Hempstead Estate Management Ltd.	United Kingdom
Hibernian Aviva Direct Limited	Ireland
Hibernian Aviva Driving School Limited	Ireland
Hibernian Aviva General Insurance plc	Ireland
Hibernian Aviva Group Plc	Ireland
Hibernian Aviva Group Services Limited	Ireland
Hibernian Aviva Health Group Limited	Ireland
Hibernian Aviva Health Insurance Limited	Ireland
Hibernian Aviva Investment Finance Limited	Ireland
Hibernian Aviva Life & Pensions Limited	Ireland
Hibernian Aviva Life Holdings Limited	Ireland
Hibernian Aviva Life Services Limited	Ireland
Hill House Hammond Limited	United Kingdom
Holloways Properties Limited	United Kingdom
Hong Kong Reinsurance Company Limited	Hong Kong
Houdstermaatschappij Brumij BV	Netherlands
Houdstermaatschappij Heijloo & Molkenboer BV	Netherlands
Howgate Four Limited	United Kingdom
Howgate Freehold Limited	Jersey
Howgate Leasehold Limited	Jersey
Howgate One Limited	United Kingdom
Howgate Three Limited	United Kingdom
Howgate Two Limited	United Kingdom
HS Media Holding BV	Netherlands
Igloo Regeneration (Butcher Street) Limited	United Kingdom
Igloo Regeneration (General Partner) Ltd.	United Kingdom
Igloo Regeneration (Neon) Ltd	United Kingdom
Igloo Regeneration (Nominee) Limited	United Kingdom
Igloo Regeneration Developments (General Partner) Limited	United Kingdom
Igloo Regeneration Developments (Nominees) Limited	United Kingdom
Inflective Asset Management, LLC	USA
Insurance Agency Marketing Services, Inc.	USA
Insurance Agent Service Inc	Canada
Intervest BV	Netherlands
Invest Gent	Belgium
IQUO Limited	United Kingdom
ISIG Brentford General Partner Limited	England
ISIS Waterside Regeneration (General Partner) Limited	United Kingdom
ISIS Waterside Regeneration (GP Nominee) Limited	United Kingdom

368
Aviva plc Annual Report on Form 20-F 2009	Exhibits continued

Exhibit 8.1 Schedule of subsidiaries continued

COMPANY NAME	COUNTRY OF REGISTRATION
ISIS Waterside Regeneration Management Limited	United Kingdom
J.Folk & Associates Agencies Ltd	Canada
Junction (General Partner) Limited/The	United Kingdom
Junction (Thurrock Shareholder GP) Limited/The	United Kingdom
Junction Nominee 1 Limited	United Kingdom
Junction Nominee 2 Limited	United Kingdom
Junction Thurrock (General Partner) Limited/The	United Kingdom
Knockanevin Limited	Ireland
L F (UK) LIMITED	United Kingdom
L H MECHANICAL HANDLING LIMITED	United Kingdom
Lakeside Thurrock Limited	Jersey
Lancashire & Yorkshire Reversionary Interest Company Ltd./The	United Kingdom
Lancyr Assurantien & Financien BV	Netherlands
Lancyr Valleigroep BV	Netherlands
Lancyr Van der Heide BV	Netherlands
Lancyr Van der Heide Makelaardij BV	Netherlands
Lant & Co. Insurance Brokers Ltd	Canada
Le Groupe 3PCS Inc.	Canada
Liberty One Limited	United Kingdom
Liberty Romford Limited	Jersey
Liberty Two Limited	United Kingdom
Lime Property Fund (General Partner) Limited	United Kingdom
Lime Property Fund (Nominee) Limited	United Kingdom
Locamat SAS	France
Logipierre 1 SCPI	France
Logipierre 6 SCPI	France
London and Edinburgh Insurance Company Limited	United Kingdom
London and Edinburgh Life Assurance Company Ltd.	United Kingdom
Mall (General Partner) Limited/The	United Kingdom
Mall Nominee One Limited	United Kingdom
Mall Nominee Two Limited	United Kingdom
Matchtrack Limited	United Kingdom
Matthew Parker Street (Nominee No 1) Limited	United Kingdom
Matthew Parker Street (Nominee No 2) Limited	United Kingdom
Mederic Epargne	France
Meetingpoint BV	Netherlands
Metropath Limited	United Kingdom
Mevaston BV	Netherlands
Mi Dushi BV	Netherlands
Mill NU Developments (Conference Centre) Limited	United Kingdom
Mill NU Properties Limited	United Kingdom
Morfa General Partner Limited	United Kingdom
Morfa Nominee Limited	United Kingdom
Morley Properties Limited	United Kingdom
Nationaal Spaarfonds Assurantiebedrijf BV	Netherlands
National Home Warranty Group Inc.	Canada
National Westminster Life Assurance Ltd.	United Kingdom
Navigator Investment Services Limited	Singapore
Navigator Nominees Limited	Singapore
Neon (General Partner) Ltd	United Kingdom
Netnerve Ltd.	United Kingdom
New Oxford Street (General Partner) Limited	United Kingdom

COMPANY NAME	COUNTRY OF REGISTRATION
New Oxford Street (Nominee) Limited	United Kingdom
Ninesevenfive Limited	Scotland
Non-State Pension Fund “Aviva Pensions”	Russa
Non-State Pension Fund “Aviva”	Russia
Noorderplassen West Beheer BV	Netherlands
Noorder-Raad Adviseurs BV	Netherlands
North British and Mercantile Insurance Company Limited	Scotland
Northern Assurance Company Limited/The	United Kingdom
Norwepp (General Partner) Limited	United Kingdom
Norwich Union (Mall GP) Limited	United Kingdom
Norwich Union (Shareholder GP) Limited	United Kingdom
Norwich Union (Shareholder GP) Limited	United Kingdom
Norwich Union Life (RBS) Limited	United Kingdom
Norwich Union Life Insurance Company Limited/The	United Kingdom
Norwich Union Life Investment Partnership	United Kingdom
Norwich Union Limited	United Kingdom
Norwich Union Mortgages (General) Limited	United Kingdom
NTLA Asset Management BV	Netherlands
NTLA Participatie BV	Netherlands
NU 3PS Limited	United Kingdom
NU College For Canterbury Limited	United Kingdom
NU Developments (Brighton) Limited	United Kingdom
NU Library For Brighton Limited	United Kingdom
NU Local Care Centres (Bradford) Limited	United Kingdom
NU Local Care Centres (Chichester No. 1) Limited	United Kingdom
NU Local Care Centres (Chichester No. 2) Limited	United Kingdom
NU Local Care Centres (Chichester No. 3) Limited	United Kingdom
NU Local Care Centres (Chichester No. 4) Limited	United Kingdom
NU Local Care Centres (Chichester No. 5) Limited	United Kingdom
NU Local Care Centres (Chichester No. 6) Limited	United Kingdom
NU Local Care Centres (Farnham) Limited	United Kingdom
NU Local Care Centres (West Park) Limited	United Kingdom
NU Local Care Centres Limited	United Kingdom
NU Offices For Redcar Limited	United Kingdom
NU Offices For Surrey Limited	United Kingdom
NU Schools For Redbridge Limited	United Kingdom
NU Technology and Learning Centres (Hackney) Limited	United Kingdom
NU Technology and Learning Centres Limited	United Kingdom
NULAP Holdings Limited	Jersey
NULH2 Ltd.	United Kingdom
NUPPP (Care Technology and Learning Centres) Limited	United Kingdom
NUPPP (GP) Limited	United Kingdom
NUPPP Hard Services Limited	United Kingdom
NUPPP Nominees Limited	United Kingdom
NUWM Services Ltd.	United Kingdom
Ocean Marine Insurance Company Limited/The	United Kingdom
Ohra Aandelen Fonds NV	Netherlands
Ohra Belgium NV	Belgium
OHRA Care Fund NV	Netherlands
OHRA Dienstverlening BV	Netherlands

369
Aviva plc Annual Report on Form 20-F 2009	Exhibits continued

Exhibit 8.1 Schedule of subsidiaries continued

COMPANY NAME	COUNTRY OF REGISTRATION
OHRA Hypothekenfonds NV	Netherlands
Ohra Investment Funds	Netherlands
OHRA Levensverzekeringen NV	Netherlands
Ohra Milieu Technollogie Fonds NV	Netherlands
OHRA N.V.	Netherlands
Ohra New Energy Fonds NV	Netherlands
Ohra Obligatie Dividendfonds NV	Netherlands
Ohra Onroerend Goed Fonds NV	Netherlands
Ohra Spaardividendfonds NV	Netherlands
OHRA Technologie Trend Fund NV	Netherlands
Ohra Totaal Fonds NV	Netherlands
OHRA UK Ltd.	Netherlands
OIS Ontario Insurance Service Limited	Canada
Oldbury One Limited	United Kingdom
Oldbury Two Limited	United Kingdom
OOO “Inter Trust”	Russia
Orn Capital LLP	United Kingdom
Orn Capital Management (Bermuda) Limited	Bermuda
Orn Capital Services Limited	United Kingdom
Orn Management Company Limited	Bermuda
Paddington Central I (GP) Limited	United Kingdom
Paddington Central II (GP) Limited	United Kingdom
Paddington Central III (GP) Ltd	United Kingdom
Paddington Central IV Property Adviser Ltd	United Kingdom
Paddingtoncentral Management Company Limited	United Kingdom
PAN EUROPEAN WAREHOUSING G.P. LIMITED	England
Parkridge C.E.R (General Partner) Limited	United Kingdom
Parkridge C.E.R. II (General Partner) Limited	United Kingdom
Parkridge CER II Holdings Sarl	Luxembourg
Participatie & Financieringsmaatschappij Delta Lloyd BV	Netherlands
Petunia SpA	Italy
Pierrerevenus SCPI	France
Pilot Insurance Company	Canada
Portfolio Partners Pty Ltd	Australia
Portway Insurance PCC Limited	Guernsey
Premier Marine Managers Insurance Group (Canada) Inc	Canada
Pro-Advies Nederland BV	Netherlands
Pro-Form Insurance Services (B.C.) Inc.	Canada
Project Holland Beheer BV	Netherlands
Project Holland Deelnemingen BV	Netherlands
Project Spring 1 Limited	United Kingdom
Project Spring 2 Limited	United Kingdom
Project Spring 3 Limited	United Kingdom
Project Spring 4 Limited	United Kingdom
Project Spring 5 Limited	United Kingdom
Project Spring 6 Limited	United Kingdom
Quantum Property Partnership (General Partner) Limited	United Kingdom
Quantum Property Partnership (Nominee) Limited	United Kingdom
Quarryvale One Ltd.	United Kingdom
Quarryvale Three Ltd.	United Kingdom
Queensgate (GP) Limited	United Kingdom
Queensgate (Nominees 1) Limited	United Kingdom
Queensgate (Nominees 2) Limited	United Kingdom
Quercus (General Partner) Ltd.	United Kingdom

COMPANY NAME	COUNTRY OF REGISTRATION
Quercus (Nursing Homes No. 2) Ltd.	United Kingdom
Quercus (Nursing Homes) Ltd.	United Kingdom
Quercus (West Bromwich) Ltd.	United Kingdom
Quercus (Westbury) Limited	United Kingdom
Quercus Housing (No. 1) Ltd.	United Kingdom
Quercus Housing (No. 2) Ltd.	United Kingdom
Quercus Nursing Homes 2001 (A) Ltd.	United Kingdom
Quercus Nursing Homes 2001 (B) Ltd.	United Kingdom
R.A.C. Motoring Services	England
RAC Brand Management Limited	England
RAC Commercial Assistance Limited	England
RAC Enterprises Limited	England
RAC Financial Services Limited	England
RAC Insurance Limited	England
RAC Investments Limited	England
RAC Pension Trustees Limited	England
RAC plc	England
RAC Service Europe SAS	France
RACMS (Ireland) Limited	Ireland
Rainbow Trust Management Limited	Sri Lanka
RBS Life Investments Ltd.	Scotland
RBSG Collective Investments Ltd.	United Kingdom
Renfrew Limited	Jersey
Renfrew One Limited	United Kingdom
Renfrew Two Limited	United Kingdom
Royal Scottish Assurance plc	United Kingdom
RSA (Services) Ltd.	United Kingdom
Rugby Radio (Nominees) Limited	United Kingdom
Rugby Radio Station (General Partner) Limited	United Kingdom
S&Y Insurance Company	Canada
SAI Aviva Investors Romania S.A.	Romania
Samod Assurantien BV	Netherlands
SC Aviva Societate de Administrare a unui Fond de Pensii Privat SA	Romania
SCI CARPE DIEM	France
Scottish & York Insurance Co. Limited	Canada
Scottish Boiler and General Insurance Company Limited	United Kingdom
Second Unitholder (Junction) Limited	United Kingdom
Selborne One Limited	United Kingdom
Selborne Two Limited	United Kingdom
Selborne Walthamstow Limited	Jersey
Selectinvie SCI	France
Selectipierre SC	France
Senior Benefit Services of Kansas LLC	USA
Serviced Offices UK (Services) Limited	United Kingdom
Serviced Offices UK GP Limited	United Kingdom
Serviced Offices UK Nominee Limited	United Kingdom
Services d’Assurances Youville Inc.	Canada
Shepperton Studios (General Partner) Limited	United Kingdom
Singa Assekuranzmakler AG	Germany
SLGB Management SA	Luxembourg
Societe Concessionnaire des Immeubles de la Pepiniere SA	France
Societe d’Epargne Viagere SA	France
SOFRAGI	France
SOGESSUR SA	France
Solus (London) Limited	United Kingdom
Solus Automotive Limited	United Kingdom

370
Aviva plc Annual Report on Form 20-F 2009	Exhibits continued

Exhibit 8.1 Schedule of subsidiaries continued

COMPANY NAME	COUNTRY OF REGISTRATION
South Aylesford Retail Park (Nominee No.1) Limited	United Kingdom
South Aylesford Retail Park (Nominee No.2) Limited	United Kingdom
Southgate General Partner Limited	United Kingdom
Southgate LP (Nominee 1) Limited	United Kingdom
Southgate LP (Nominee 2) Limited	United Kingdom
Square Brighton Limited/The	United Kingdom
St Andrews Quay Limited	Jersey
St Andrews Quay One Limited	United Kingdom
St Andrews Quay Two Limited	United Kingdom
St. George’s Retail Park (Nominee No.1) Limited	United Kingdom
St. George’s Retail Park (Nominee No.2) Limited	United Kingdom
Swan Valley Management Limited	United Kingdom
Swindon (General Partner) Limited	United Kingdom
Swindon (Partnership Trustco) Limited	United Kingdom
The Forum, Horsham (No.1) Limited	United Kingdom
The Forum, Horsham (No.2) Limited	United Kingdom
Thurrock Shares 1 Limited	United Kingdom
Thurrock Shares 2 Limited	United Kingdom
Traders General Insurance Company	Canada
Trinite Vinci SA	France
Trinity Aberdeen Limited	Jersey
Trinity One Limited	United Kingdom
Trinity Trustee Company Ltd	United Kingdom
Trinity Two Limited	United Kingdom
Triodos Meerwaardefonds NV	Netherlands
UAB Aviva Lietuva	Lithuania
Undershaft (AE No. 2) plc	United Kingdom
Undershaft (AE No. 3) plc	United Kingdom
Undershaft (AE No. 4) plc	United Kingdom
Undershaft (BC) Limited	Ireland
Undershaft (No.1) Limited	United Kingdom
Undershaft (No.12) Limited	United Kingdom
Undershaft (No.13) Limited	United Kingdom
Undershaft (No.15) Limited	United Kingdom
Undershaft (No.17) Limited	Ireland
Undershaft (No.2) BV	Netherlands
Undershaft (No.4) Limited	United Kingdom
Undershaft (No.6) Limited	United Kingdom
Undershaft (NUCF) Limited	United Kingdom
Undershaft (NUCM) Limited	United Kingdom
Undershaft (NULD) Limited	United Kingdom
Undershaft (NULLA) Limited	United Kingdom
Undershaft (NUML) Limited	United Kingdom
Undershaft Annuity Limited	United Kingdom
Undershaft Central Services Limited	United Kingdom

COMPANY NAME	COUNTRY OF REGISTRATION
Undershaft Consumer Products Limited	United Kingdom
Undershaft Credit Services Limited	United Kingdom
Undershaft Equity Release Limited	United Kingdom
Undershaft Group Limited	United Kingdom
Undershaft Healthcare Limited	United Kingdom
Undershaft Insurance Services Limited	United Kingdom
Undershaft Life & Pensions Limited	United Kingdom
Undershaft Life (RBS) JV Limited	United Kingdom
Undershaft Life Holdings Limited	United Kingdom
Undershaft Life Services Limited	United Kingdom
Undershaft Limited	United Kingdom
Undershaft Marketing Services Limited	United Kingdom
Undershaft Mortgage Finance Ltd	United Kingdom
Undershaft Occupational Health Limited	United Kingdom
Undershaft Pension Trustees Limited	United Kingdom
Undershaft Personal Finance Limited	United Kingdom
Undershaft Risk Services Limited	United Kingdom
Unicorp Vida, Compania de Seguros y Reaseguros	Spain
Unimo Limburg CVBA	Belgium
Unimo NV	Netherlands
Union Financiere de France Banque	France
Unitair General Partner Limited	United Kingdom
Vanwall 2 Management Company Ltd.	United Kingdom
Vastgoed G Zoon & Co. BV	Netherlands
Verzekeraars Huldienst Holding BV	Netherlands
Verzuim Management Centrale BV	Netherlands
Victoire Immo 1 SCI	France
Victoire Sirius SICAV	France
Victoria Reinsurance Company Ltd.	Barbados
VIP Conseils SA	France
Visschers & Corten Beheer BV	Netherlands
Vivas Financial Services Limited	Ireland
Voltaire SAS	France
WARP 4 General Partner Limited	United Kingdom
WARP 4 General Partner Nominees Limited	United Kingdom
Wayfarer Insurance Brokers Limited	Canada
Welsh Insurance Corporation Limited/The	United Kingdom
Wembley Limited	Jersey
Whitehall Insurance Company Limited	Guernsey
Wood Green London Limited	Jersey
Wood Green One Limited	United Kingdom
Wood Green Two Limited	United Kingdom
Woori Aviva Life Insurance Co. Ltd	S.Korea
World Auxiliary Insurance Corporation Limited/The	United Kingdom
XEL Retail Group Limited	England
Yorkshire Insurance Company Limited/The	United Kingdom